                                                                       EX. 10(f)


                              RETIREMENT AWARD AGREEMENT


    This Retirement Award Agreement ("Agreement") is entered into as of this 30th day of June, 1993 between QUIXOTE CORPORATION ("the Company"), a Delaware corporation whose principal place of business is Chicago, Illinois, and PHILIP
E. ROLLHAUS, JR, of Chicago, Illinois ("Employee").

                                       RECITALS


    WHEREAS, the Board of Directors of the Company adopted the Quixote Corporation 1993 Long-Term Stock Ownership Incentive Plan (the "Long-Term Plan") by amending and restating the Quixote Corporation 1991 Incentive Stock Option Plan, which is subject to approval by the stockholders of the Company, and;

    WHEREAS, the Long-Term Plan authorizes the Audit/Compensation Committee of the Board of Directors (the "Committee") to select certain employees of the Company or any of its subsidiaries who are key executives and who have completed ten years of continuous service for the Company or its subsidiaries to receive Retirement Awards; and

    WHEREAS, the Long-Term Plan provides that Retirement Awards may be in the form of Retirement Stock Awards and Retirement Cash Awards as those terms are defined in the Long-Term Plan; and

    WHEREAS, the Committee has selected the Employee as a grantee of a Retirement Award subject to the terms and conditions set forth in this Agreement; and

    WHEREAS, the Long-Term Plan requires that any Retirement Awards be documented by a written agreement with such terms and conditions as the Committee may determine.

                                      AGREEMENTS


    NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, the parties agree as follows:

1.  GRANT OF RETIREMENT AWARD

    (a) Subject to the other terms and conditions of this Agreement and the Long-Term Plan, the Company hereby grants to Employee an aggregate Retirement Stock Award of 91,530 shares of the Company common stock, $.01 2/3 par value (the "Stock"), to be issued and delivered to Employee as fully paid and non-assessable Stock on the following Issuance Dates in the following amounts:

                                    Number of
              Issuance Date          Shares

              June 30, 1993       18,306 shares
              June 30, 1994       18,306 shares
              June 30, 1995       18,306 shares
              June 30, 1996       18,306 shares
              June 30, 1997       18,306 shares

    (b)  The Company shall issue and deliver the shares set forth in paragraph
(a) above to the Employee on each Issuance Date only if on such date the Employee is employed by the Company or its subsidiaries. Notwithstanding the immediately preceding sentence, the Company shall issue and deliver the shares set forth above on an Issuance Date to the Employee even if the Employee is not employed by the Company or its subsidiaries on such Issuance Date solely because the Employee's employment was terminated during the fiscal year ending on that Issuance Date by reason of the Employee's death, disability or other involuntary termination of employment (excluding termination for cause). The Company will deliver to the Employee a Certificate with respect to that number of shares issued and delivered as of the Issuance Date.

2.  GRANT OF RETIREMENT CASH AWARD

    (a) Subject to the other terms and conditions of this Agreement and the Long-Term Plan, the Company hereby grants to the Employee a Retirement Cash Award for the sole purpose of paying federal and state income taxes arising from the issuance and delivery of Retirement Awards to the Employee pursuant to this Agreement, calculated as follows:

         (i) As of each Issuance Date, the Employee will receive a Retirement Cash Award equal to the product of (x) the Current Market Price of the Retirement Stock Award issued and delivered on that Issuance Date and (y) the percentage which is equal to 1 less the maximum marginal federal and state income tax rate then in effect (the "Retirement Cash Award Formula").

         (ii) The Retirement Cash Award calculated for the Employee as of the initial Issuance Date of June 30, 1993 pursuant to the Retirement Cash Award Formula is as set forth on Schedule 1.

    A Retirement Cash Award shall only be paid in connection with the issuance and delivery of Retirement Stock under this Agreement. The Retirement Cash Award Formula may be changed by the Committee in its discretion.

    (b) A Retirement Cash Award shall not be paid directly to the Employee, but shall be paid to the appropriate federal and state tax officials by the Company on behalf of Employee. The Company will give the Employee written evidence of such payment.

    (c) For purposes of this Agreement, the parties agree that, given both the level of activity in the public trading of the Company's Stock and the price volatility of the Stock, the fair market value of the Stock shall mean the Current Market Price. The term "Current Market Price" of the Stock means the average of the daily closing prices for the thirty consecutive business days commencing no more than forty five business days before the day in question.
The closing price for each day shall be the last reported sale price determined in the regular way or, in case no such reported sales takes place on such day, the average of the last reported bid and asked prices determined the regular way, in either case in the principal national securities exchange in which the Stock is admitted to trading a listed, or if not listed or admitted to trading on any national securities exchange, the average of the closing bid and asked prices as reported by NASDAQ or other similar organization if NASDAQ is no longer reporting such information, or if not so available, the fair market price is determined by the Board.

3.  RESTRICTIONS ON THE RIGHT TO SELL OR TRANSFER RETIREMENT STOCK

    (a) As a condition of this Award, the Employee agrees that he will not sell, transfer, pledge, hypothecate, or otherwise transfer any Retirement Stock he receives pursuant to this Agreement during the period he is employed by the Company or its subsidiaries; provided, however, following the earlier of (i) the termination of the employment of the Employee with the Company or its subsidiaries, or (ii) the Employee's attaining age 65 (whether or not the Employee actually retires from employment), these restrictions shall terminate. The Employee agrees that the Company shall instruct its transfer agent to place a legend on each share certificate representing the Retirement Stock with respect to such restrictions in substantially the following form, and the Company shall cause such certificates to be issued without a legend when the applicable restrictions have terminated as provided herein:

         The sale, transfer, pledge, hypothecation or other transfer of the shares represented by this Certificate are subject to the terms and conditions of a Retirement Award Agreement dated as of June 30,
         1993 by and between Quixote Corporation and Philip E. Rollhaus, Jr.. The Retirement Award Agreement provides that the restrictions shall automatically expire upon the earlier of (i) the termination of Mr. Rollhaus' employment by Quixote Corporation or its subsidiaries, or (ii) Mr. Rollhaus' attaining 65 years of age.

    (b) Notwithstanding anything in this Section 3 to the contrary, the Employee agrees that he will not sell, transfer, pledge, hypothecate, or otherwise transfer any Retirement Stock he receives pursuant to this Agreement, during the period prior to, and during the six-month period following, the meeting of the stockholders of the Company at which the Long-Term Plan is approved by stockholders.

    (c) Unless on an Issuance Date, there is in the opinion of Company's counsel a valid and effective registration statement under the Securities Act of 1933, as amended, and an appropriate qualification and registration under applicable state securities law with respect to the Retirement Stock to be issued and delivered, the Employee agrees, prior to the issuance and delivery of the Retirement Stock, to provide the Company a representation that he is acquiring the Stock for his own account for investment and not with a view to, or for sale in connection with, the resale or distribution of any such Stock and shall provide such other representations and covenants to the Company as may, in the opinion of its counsel, be required. In the event that any Retirement Stock issued is not so registered, then the Employee agrees that the certificates representing the Retirement Stock shall bear a restrictive legend, and that stop transfer instructions shall be issued to Company's transfer agents until such time as the Retirement Stock is registered.

    (d) If at any time the Committee determines, in its discretion, that the listing, registration or qualification of the Retirement Stock upon any securities exchange or under any state or federal law, or that the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the granting of the Award or in connection with the issuance of Retirement Stock thereunder, the Award may not be granted in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.

4.  STOCKHOLDER RIGHTS AND ADJUSTMENTS TO STOCK

    (a) The Employee shall not by reason of any Retirement Stock Award or by reason of this Agreement have any right as a stockholder of the Company with respect to the shares of Stock to which the Company has agreed to issue and deliver to the Employee in the future until such time as the Retirement Stock has been actually issued and delivered to the Employee. Except as provided in the Long-Term Plan, no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to an Issuance Date for such Retirement Stock, and all adjustments to the Retirement Stock by reason of a stock dividend, merger, consolidation or otherwise shall be made in accordance with the terms of the Long-Term Plan.

    (b) This Agreement shall not affect in any way the right or power of the Company to make adjustments, reclassification, reorganizations or changes of its capital or business structure or to merge, consolidate, dissolve, liquidate, sell or transfer all or any part of its business or assets.

5.  NO EMPLOYMENT RIGHTS

    Neither the establishment of the Long-Term Plan nor the granting of this Award nor the execution of this Agreement shall be construed to give the Employee the right to remain employed by the Company or any of its subsidiaries, or to any benefits not specifically provided by the Long-Term Plan or by this Agreement, or in any manner modify the right of the Company or any of its subsidiaries to modify, amend or terminate any of its employee benefit plans or other arrangements available to Employee. The Company and or any of its subsidiaries may at any time dismiss the Employee from employment free from any liability or any claim under the Long-Term Plan.

6.  SUCCESSORS AND ASSIGNS

    The Award shall be binding in accordance with its terms upon any successors of the Company and upon the heirs, executors, administrators and successors of Employee.

7.  GOVERNING LAW

    This Agreement and the Retirement Award shall be governed by and construed in accordance with the laws of the State of Illinois relating to contracts made and to be performed in that state.

8.  TERMINATION

    (a)  This Agreement shall terminate upon the earlier of (i) July 1, 1998 or
(ii) the date of termination of the Employee's employment with the Company or subsidiaries.

9.  NOTICES

    All notices, certificates or other communication shall be sufficiently given when given in writing and mailed by first class mail, postage prepaid, with proper address as indicated below. Any of such parties may be written notice given to the other party designate any address or addresses to which notices, certificates or other communications to them shall be sent when required as contemplated by this Agreement. Until otherwise provided by the respective parties, all notices, certificates and communications to each of the parties shall be addressed as follows:

    To the Company:     Quixote Corporation
                        One East Wacker Drive
                        Suite 3000
                        Chicago, Illinois 60601
                        Attn.: President


    With a copy to:     _____________________________
                        _____________________________
                        _____________________________
                        _____________________________


    To the Employee:    Philip E. Rollhaus, Jr.
                        1500 Lake Shore Drive 11A
                        Chicago, IL  60610


10. PRE-REQUISITE STOCKHOLDER APPROVAL

    The Company and the Employee agree that, notwithstanding any of the provisions herein, this Agreement shall become null and void in the event the stockholders of the Company fail to approve the adoption of the Long-Term Plan. If the stockholders fail to approve the Long-Term Plan, neither the Company nor the Employee shall have any rights under this Agreement or under the Long-Term Plan.

    IN WITNESS WHEREOF, the Company and the Employee have executed this Agreement as of the day and year first above written.


                             QUIXOTE CORPORATION

                             By: /s/ Philip E. Rollhaus, Jr.
                                Its: President




ATTEST:

/s/ Joan R. Riley

                                       /s/ Philip E. Rollhaus, Jr.
                                       ---------------------------
                                       Philip E. Rollhaus, Jr.

                                      SCHEDULE 1


    The initial Retirement Cash Award payable as of June 30, 1993, is $190,204, calculated as follows:

    A x B x C = $190,204, where:

    A = Number of Shares Issued

    B = Current Market Value on June 30, 1993

    C = 100% - 42.6% which is the percentage equal to sum of maximum marginal federal and state income tax rates.

                              RETIREMENT AWARD AGREEMENT


    This Retirement Award Agreement ("Agreement") is entered into as of this 30th day of June, 1993 between QUIXOTE CORPORATION ("the Company"), a Delaware corporation whose principal place of business is Chicago, Illinois, and JAMES H. DEVRIES, of Winnetka, Illinois ("Employee").

                                       RECITALS


    WHEREAS, the Board of Directors of the Company adopted the Quixote Corporation 1993 Long-Term Stock Ownership Incentive Plan (the "Long-Term Plan") by amending and restating the Quixote Corporation 1991 Incentive Stock Option Plan, which is subject to approval by the stockholders of the Company, and;

    WHEREAS, the Long-Term Plan authorizes the Audit/Compensation Committee of the Board of Directors (the "Committee") to select certain employees of the Company or any of its subsidiaries who are key executives and who have completed ten years of continuous service for the Company or its subsidiaries to receive Retirement Awards; and

    WHEREAS, the Long-Term Plan provides that Retirement Awards may be in the form of Retirement Stock Awards and Retirement Cash Awards as those terms are defined in the Long-Term Plan; and

    WHEREAS, the Committee has selected the Employee as a grantee of a Retirement Award subject to the terms and conditions set forth in this Agreement; and

    WHEREAS, the Long-Term Plan requires that any Retirement Awards be documented by a written agreement with such terms and conditions as the Committee may determine.

                                      AGREEMENTS


    NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, the parties agree as follows:

1.  GRANT OF RETIREMENT AWARD

    (a) Subject to the other terms and conditions of this Agreement and the Long-Term Plan, the Company hereby grants to Employee an aggregate Retirement Stock Award of 32,410 shares of the Company common stock, $.01 2/3 par value (the "Stock"), to be issued and delivered to Employee as fully paid and non-assessable Stock on the following Issuance Dates in the following amounts:

                                            Number of
                   Issuance Date              Shares

                   June 30, 1993            6,482 shares
                   June 30, 1994            6,482 shares
                   June 30, 1995            6,482  shares
                   June 30, 1996            6,482  shares
                   June 30, 1997            6,482  shares

    (b)  The Company shall issue and deliver the shares set forth in paragraph
(a) above to the Employee on each Issuance Date only if on such date the Employee is employed by the Company or its subsidiaries. Notwithstanding the immediately preceding sentence, the Company shall issue and deliver the shares set forth above on an Issuance Date to the Employee even if the Employee is not employed by the Company or its subsidiaries on such Issuance Date solely because the Employee's employment was terminated during the fiscal year ending on that Issuance Date by reason of the Employee's death, disability or other involuntary termination of employment (excluding termination for cause). The Company will deliver to the Employee a Certificate with respect to that number of shares issued and delivered as of the Issuance Date.

2.  GRANT OF RETIREMENT CASH AWARD

    (a) Subject to the other terms and conditions of this Agreement and the Long-Term Plan, the Company hereby grants to the Employee a Retirement Cash Award for the sole purpose of paying federal and state income taxes arising from the issuance and delivery of Retirement Awards to the Employee pursuant to this Agreement, calculated as follows:

         (i) As of each Issuance Date, the Employee will receive a Retirement Cash Award equal to the product of (x) the Current Market Price of the Retirement Stock Award issued and delivered on that Issuance Date and (y) the percentage which is equal to 1 less the maximum marginal federal and state income tax rate then in effect (the "Retirement Cash Award Formula").

         (ii) The Retirement Cash Award calculated for the Employee as of the initial Issuance Date of June 30, 1993 pursuant to the Retirement Cash Award Formula is as set forth on Schedule 1.

    A Retirement Cash Award shall only be paid in connection with the issuance and delivery of Retirement Stock under this Agreement. The Retirement Cash Award Formula may be changed by the Committee in its discretion.

    (b) A Retirement Cash Award shall not be paid directly to the Employee, but shall be paid to the appropriate federal and state tax officials by the Company on behalf of Employee. The Company will give the Employee written evidence of such payment.

    (c) For purposes of this Agreement, the parties agree that, given both the level of activity in the public trading of the Company's Stock and the price volatility of the Stock, the fair market value of the Stock shall mean the Current Market Price. The term "Current Market Price" of the Stock means the average of the daily closing prices for the thirty consecutive business days commencing no more than forty five business days before the day in question.
The closing price for each day shall be the last reported sale price determined in the regular way or, in case no such reported sales takes place on such day, the average of the last reported bid and asked prices determined the regular way, in either case in the principal national securities exchange in which the Stock is admitted to trading a listed, or if not listed or admitted to trading on any national securities exchange, the average of the closing bid and asked prices as reported by NASDAQ or other similar organization if NASDAQ is no longer reporting such information, or if not so available, the fair market price is determined by the Board.

3.  RESTRICTIONS ON THE RIGHT TO SELL OR TRANSFER
    RETIREMENT STOCK

    (a) As a condition of this Award, the Employee agrees that he will not sell, transfer, pledge, hypothecate, or otherwise transfer any Retirement Stock he receives pursuant to this Agreement during the period he is employed by the Company or its subsidiaries; provided, however, following the earlier of (i) the termination of the employment of the Employee with the Company or its subsidiaries, or (ii) the Employee's attaining age 65 (whether or not the Employee actually retires from employment), these restrictions shall terminate. The Employee agrees that the Company shall instruct its transfer agent to place a legend on each share certificate representing the Retirement Stock with respect to such restrictions in substantially the following form, and the Company shall cause such certificates to be issued without a legend when the applicable restrictions have terminated as provided herein:

         The sale, transfer, pledge, hypothecation or other transfer of the shares represented by this Certificate are subject to the terms and conditions of a Retirement Award Agreement dated as of June 30,
         1993 by and between Quixote Corporation and James H. DeVries. The Retirement Award
         Agreement provides that the restrictions shall automatically expire upon the earlier of (i) the termination of Mr. DeVries' employment by Quixote Corporation or its subsidiaries, or (ii) Mr. DeVries' attaining 65 years of age.

    (b) Notwithstanding anything in this Section 3 to the contrary, the Employee agrees that he will not sell, transfer, pledge, hypothecate, or otherwise transfer any Retirement Stock he receives pursuant to this Agreement, during the period prior to, and during the six-month period following, the meeting of the stockholders of the Company at which the Long-Term Plan is approved by stockholders.

    (c) Unless on an Issuance Date, there is in the opinion of Company's counsel a valid and effective registration statement under the Securities Act of 1933, as amended, and an appropriate qualification and registration under applicable state securities law with respect to the Retirement Stock to be issued and delivered, the Employee agrees, prior to the issuance and delivery of the Retirement Stock, to provide the Company a representation that he is acquiring the Stock for his own account for investment and not with a view to, or for sale in connection with, the resale or distribution of any such Stock and shall provide such other representations and covenants to the Company as may, in the opinion of its counsel, be required. In the event that any Retirement Stock issued is not so registered, then the Employee agrees that the certificates representing the Retirement Stock shall bear a restrictive legend, and that stop transfer instructions shall be issued to Company's transfer agents until such time as the Retirement Stock is registered.

    (d) If at any time the Committee determines, in its discretion, that the listing, registration or qualification of the Retirement Stock upon any securities exchange or under any state or federal law, or that the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the granting of the Award or in connection with the issuance of Retirement Stock thereunder, the Award may not be granted in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.

4.  STOCKHOLDER RIGHTS AND ADJUSTMENTS TO STOCK

    (a) The Employee shall not by reason of any Retirement Stock Award or by reason of this Agreement have any right as a stockholder of the Company with respect to the shares of Stock to which the Company has agreed to issue and deliver to the Employee in the future until such time as the Retirement Stock has been actually issued and delivered to the Employee. Except as provided in the Long-Term Plan, no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to an Issuance Date for such Retirement Stock, and all adjustments to the Retirement Stock by reason of a stock dividend, merger, consolidation or otherwise shall be made in accordance with the terms of the Long-Term Plan.

    (b) This Agreement shall not affect in any way the right or power of the Company to make adjustments, reclassification, reorganizations or changes of its capital or business structure or to merge, consolidate, dissolve, liquidate, sell or transfer all or any part of its business or assets.

5.  NO EMPLOYMENT RIGHTS

    Neither the establishment of the Long-Term Plan nor the granting of this Award nor the execution of this Agreement shall be construed to give the Employee the right to remain employed by the Company or any of its subsidiaries, or to any benefits not specifically provided by the Long-Term Plan or by this Agreement, or in any manner modify the right of the Company or any of its subsidiaries to modify, amend or terminate any of its employee benefit plans or other arrangements available to Employee. The Company and or any of its subsidiaries may at any time dismiss the Employee from employment free from any liability or any claim under the Long-Term Plan.

6.  SUCCESSORS AND ASSIGNS

    The Award shall be binding in accordance with its terms upon any successors of the Company and upon the heirs, executors, administrators and successors of Employee.

7.  GOVERNING LAW

    This Agreement and the Retirement Award shall be governed by and construed in accordance with the laws of the State of Illinois relating to contracts made and to be performed in that state.

8.  TERMINATION

    (a)  This Agreement shall terminate upon the earlier of (i) July 1, 1998 or
(ii) the date of termination of the Employee's employment with the Company or subsidiaries.

9.  NOTICES

    All notices, certificates or other communication shall be sufficiently given when given in writing and mailed by first class mail, postage prepaid, with proper address as indicated below. Any of such parties may be written notice given to the other party designate any address or addresses to which notices, certificates or other communications to them shall be sent when required as contemplated by this Agreement. Until otherwise provided by the respective parties, all notices, certificates and communications to each of the parties shall be addressed as follows:

    To the Company:          Quixote Corporation
                             One East Wacker Drive
                             Suite 3000
                             Chicago, Illinois 60601
                             Attn.: President


    With a copy to:
                             ___________________________________
                             ___________________________________
                             ___________________________________
                             ___________________________________


    To the Employee:         James H. DeVries
                             467 Willow Road
                             Winnetka, IL  60093


10. PRE-REQUISITE STOCKHOLDER APPROVAL

    The Company and the Employee agree that, notwithstanding any of the provisions herein, this Agreement shall become null and void in the event the stockholders of the Company fail to approve the adoption of the Long-Term Plan. If the stockholders fail to approve the Long-Term Plan, neither the Company nor the Employee shall have any rights under this Agreement or under the Long-Term Plan.

    IN WITNESS WHEREOF, the Company and the Employee have executed this Agreement as of the day and year first above written.


                                  QUIXOTE CORPORATION

                                  By: /s/ Myron R. Shain
                                      Its:  Executive Vice President-Finance


ATTEST:

/s/  Joan R. Riley



                                                      /s/ James H. DeVries
                                                      --------------------
                                                      James H. DeVries

                                      SCHEDULE 1



    The initial Retirement Cash Award payable as of June 30, 1993, is $67,350, calculated as follows:

    A x B x C = $67,350, where:

    A = Number of Shares Issued

    B = Current Market Value on June 30, 1993

    C = 100% - 42.6% which is the percentage equal to sum of maximum marginal federal and state income tax rates.

                              RETIREMENT AWARD AGREEMENT


    This Retirement Award Agreement ("Agreement") is entered into as of this 30th day of June, 1993 between QUIXOTE CORPORATION ("the Company"), a Delaware corporation whose principal place of business is Chicago, Illinois, and MYRON R. SHAIN, of Palos Hills, Illinois ("Employee").

                                       RECITALS


    WHEREAS, the Board of Directors of the Company adopted the Quixote Corporation 1993 Long-Term Stock Ownership Incentive Plan (the "Long-Term Plan") by amending and restating the Quixote Corporation 1991 Incentive Stock Option Plan, which is subject to approval by the stockholders of the Company, and;

    WHEREAS, the Long-Term Plan authorizes the Audit/Compensation Committee of the Board of Directors (the "Committee") to select certain employees of the Company or any of its subsidiaries who are key executives and who have completed ten years of continuous service for the Company or its subsidiaries to receive Retirement Awards; and

    WHEREAS, the Long-Term Plan provides that Retirement Awards may be in the form of Retirement Stock Awards and Retirement Cash Awards as those terms are defined in the Long-Term Plan; and

    WHEREAS, the Committee has selected the Employee as a grantee of a Retirement Award subject to the terms and conditions set forth in this Agreement; and

    WHEREAS, the Long-Term Plan requires that any Retirement Awards be documented by a written agreement with such terms and conditions as the Committee may determine.

                                      AGREEMENTS


    NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, the parties agree as follows:

1.  GRANT OF RETIREMENT AWARD

    (a) Subject to the other terms and conditions of this Agreement and the Long-Term Plan, the Company hereby grants to Employee an aggregate Retirement Stock Award of 46,000 shares of the Company common stock, $.01 2/3 par value (the "Stock"), to be issued and delivered to Employee as fully paid and non-assessable Stock on the following Issuance Dates in the following amounts:

                                    Number of
              Issuance Date          Shares
              -------------         ---------

              June 30, 1993       4,600 shares
              June 30, 1994       4,600 shares
              June 30, 1995       4,600 shares
              June 30, 1996       4,600 shares
              June 30, 1997       4,600 shares
              June 30, 1998       4,600 shares
              June 30, 1999       4,600 shares
              June 30, 2000       4,600 shares
              June 30, 2001       4,600 shares
              June 30, 2002       4,600 shares



    (b)  The Company shall issue and deliver the shares set forth in paragraph
(a) above to the Employee on each Issuance Date only if on such date the Employee is employed by the Company or its subsidiaries and the term of this Agreement has not been terminated pursuant to Section 8(b). Notwithstanding the immediately preceding sentence, the Company shall issue and deliver the shares set forth above on an Issuance Date to the Employee even if the Employee is not employed by the Company or its subsidiaries on such Issuance Date solely because the Employee's employment was terminated during the fiscal year ending on that Issuance Date by reason of the Employee's death, disability or other involuntary termination of employment (excluding termination for cause). The Company will deliver to the Employee a Certificate with respect to that number of shares issued and delivered as of the Issuance Date.

2.  GRANT OF RETIREMENT CASH AWARD

    (a) Subject to the other terms and conditions of this Agreement and the Long-Term Plan, the Company hereby grants to the Employee a Retirement Cash Award for the sole purpose of paying federal and state income taxes arising from the issuance and delivery of Retirement Awards to the Employee pursuant to this Agreement, calculated as follows:

         (i) As of each Issuance Date, the Employee will receive a Retirement Cash Award equal to the product of (x) the Current Market Price of the Retirement Stock Award issued and delivered on that Issuance Date and (y) the percentage which is equal to 1 less the maximum marginal federal and state income tax rate then in effect (the "Retirement Cash Award Formula").

         (ii) The Retirement Cash Award calculated for the Employee as of the initial Issuance Date of June 30, 1993 pursuant to the Retirement Cash Award Formula is as set forth on Schedule 1.

    A Retirement Cash Award shall only be paid in connection with the issuance and delivery of Retirement Stock under this Agreement. The Retirement Cash Award Formula may be changed by the Committee in its discretion.

    (b) A Retirement Cash Award shall not be paid directly to the Employee, but shall be paid to the appropriate federal and state tax officials by the Company on behalf of Employee. The Company will give the Employee written evidence of such payment.

    (c) For purposes of this Agreement, the parties agree that, given both the level of activity in the public trading of the Company's Stock and the price volatility of the Stock, the fair market value of the Stock shall mean the Current Market Price. The term "Current Market Price" of the Stock means the average of the daily closing prices for the thirty consecutive business days commencing no more than forty five business days before the day in question.
The closing price for each day shall be the last reported sale price determined in the regular way or, in case no such reported sales takes place on such day, the average of the last reported bid and asked prices determined the regular way, in either case in the principal national securities exchange in which the Stock is admitted to trading a listed, or if not listed or admitted to trading on any national securities exchange, the average of the closing bid and asked prices as reported by NASDAQ or other similar organization if NASDAQ is no longer reporting such information, or if not so available, the fair market price is determined by the Board.

3.  RESTRICTIONS ON THE RIGHT TO SELL OR TRANSFER RETIREMENT STOCK

    (a) As a condition of this Award, the Employee agrees that he will not sell, transfer, pledge, hypothecate, or otherwise transfer any Retirement Stock he receives pursuant to this Agreement during the period he is employed by the Company or its subsidiaries; provided, however, following the earlier of (i) the termination of the employment of the Employee with the Company or its subsidiaries, or (ii) the Employee's attaining age 65 (whether or not the Employee actually retires from employment), these restrictions shall terminate. The Employee agrees that the Company shall instruct its transfer agent to place a legend on each share certificate representing the Retirement Stock with respect to such restrictions in substantially the following form, and the Company shall cause such certificates to be issued without a legend when the applicable restrictions have terminated as provided herein:

         The sale, transfer, pledge, hypothecation or other transfer of the shares represented by this Certificate are subject to the terms and conditions of a Retirement Award Agreement dated as of June 30,
         1993 by and between Quixote Corporation and Myron R. Shain. The Retirement Award
         Agreement provides that the restrictions shall automatically expire upon the earlier of (i) the termination of Mr. Shain's employment by Quixote Corporation or its subsidiaries, or (ii) Mr. Shain's attaining 65 years of age.

    (b) Notwithstanding anything in this Section 3 to the contrary, the Employee agrees that he will not sell, transfer, pledge, hypothecate, or otherwise transfer any Retirement Stock he receives pursuant to this Agreement, during the period prior to, and during the six-month period following, the meeting of the stockholders of the Company at which the Long-Term Plan is approved by stockholders.

    (c) Unless on an Issuance Date, there is in the opinion of Company's counsel a valid and effective registration statement under the Securities Act of 1933, as amended, and an appropriate qualification and registration under applicable state securities law with respect to the Retirement Stock to be issued and delivered, the Employee agrees, prior to the issuance and delivery of the Retirement Stock, to provide the Company a representation that he is acquiring the Stock for his own account for investment and not with a view to, or for sale in connection with, the resale or distribution of any such Stock and shall provide such other representations and covenants to the Company as may, in the opinion of its counsel, be required. In the event that any Retirement Stock issued is not so registered, then the Employee agrees that the certificates representing the Retirement Stock shall bear a restrictive legend, and that stop transfer instructions shall be issued to Company's transfer agents until such time as the Retirement Stock is registered.

    (d) If at any time the Committee determines, in its discretion, that the listing, registration or qualification of the Retirement Stock upon any securities exchange or under any state or federal law, or that the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the granting of the Award or in connection with the issuance of Retirement Stock thereunder, the Award may not be granted in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.

4.  STOCKHOLDER RIGHTS AND ADJUSTMENTS TO STOCK

    (a) The Employee shall not by reason of any Retirement Stock Award or by reason of this Agreement have any right as a stockholder of the Company with respect to the shares of Stock to which the Company has agreed to issue and deliver to the Employee in the future until such time as the Retirement Stock has been actually issued and delivered to the Employee. Except as provided in the Long-Term Plan, no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to an Issuance Date for such Retirement Stock, and all adjustments to the Retirement Stock by reason of a stock dividend, merger, consolidation or otherwise shall be made in accordance with the terms of the Long-Term Plan.

    (b) This Agreement shall not affect in any way the right or power of the Company to make adjustments, reclassification, reorganizations or changes of its capital or business structure or to merge, consolidate, dissolve, liquidate, sell or transfer all or any part of its business or assets.

5.  NO EMPLOYMENT RIGHTS

    Neither the establishment of the Long-Term Plan nor the granting of this Award nor the execution of this Agreement shall be construed to give the Employee the right to remain employed by the Company or any of its subsidiaries, or to any benefits not specifically provided by the Long-Term Plan or by this Agreement, or in any manner modify the right of the Company or any of its subsidiaries to modify, amend or terminate any of its employee benefit plans or other arrangements available to Employee. The Company and or any of its subsidiaries may at any time dismiss the Employee from employment free from any liability or any claim under the Long-Term Plan.

6.  SUCCESSORS AND ASSIGNS

    The Award shall be binding in accordance with its terms upon any successors of the Company and upon the heirs, executors, administrators and successors of Employee.

7.  GOVERNING LAW

    This Agreement and the Retirement Award shall be governed by and construed in accordance with the laws of the State of Illinois relating to contracts made and to be performed in that state.

8.  TERMINATION

    (a)  This Agreement shall terminate upon the earlier of (i) July 1, 1998 or
(ii) the date of termination of the Employee's employment with the Company or subsidiaries, unless extended pursuant to section 8(b) below.

    (b) Unless on or before March 1 of each year commencing March 1, 1994, the Company notifies the Employee in writing that the Company does not intend to extend the term of this Agreement, the term of this Agreement shall automatically be extended for an additional period of one year; provided, however, under no circumstances shall the term of this Agreement extend beyond July 1, 2002.

9.  NOTICES

    All notices, certificates or other communication shall be sufficiently given when given in writing and mailed by first class mail, postage prepaid, with proper address as indicated below. Any of such parties may be written notice given to the other party designate any address or addresses to which notices, certificates or other communications to them shall be sent when required as contemplated by this Agreement. Until otherwise provided by the respective parties, all notices, certificates and communications to each of the parties shall be addressed as follows:

    To the Company:     Quixote Corporation
                        One East Wacker Drive
                        Suite 3000
                        Chicago, Illinois 60601
                        Attn.: President


    With a copy to:     _____________________________
                        _____________________________
                        _____________________________
                        _____________________________

    To the Employee:    Myron R. Shain
                        9723 Hickory Crest
                        Palos Hills, IL  60465


10. PRE-REQUISITE STOCKHOLDER APPROVAL

    The Company and the Employee agree that, notwithstanding any of the provisions herein, this Agreement shall become null and void in the event the stockholders of the Company fail to approve the adoption of the Long-Term Plan. If the stockholders fail to approve the Long-Term Plan, neither the Company nor the Employee shall have any rights under this Agreement or under the Long-Term Plan.

    IN WITNESS WHEREOF, the Company and the Employee have executed this Agreement as of the day and year first above written.


                             QUIXOTE CORPORATION

                             By: /s/ James H. DeVries
                                Its: Executive Vice President




ATTEST:

/s/ Joan R. Riley

                                       /s/ Myron R. Shain
                                       ------------------
                                       Myron R. Shain

                                      SCHEDULE 1


    The initial Retirement Cash Award payable as of June 30, 1993, is $47,795, calculated as follows:

    A x B x C = $47,795, where:

    A = Number of Shares Issued

    B = Current Market Value on June 30, 1993

    C = 100% - 42.6% which is the percentage equal to sum of maximum marginal federal and state income tax rates.

                              RETIREMENT AWARD AGREEMENT


    This Retirement Award Agreement ("Agreement") is entered into as of this 30th day of June, 1993 between QUIXOTE CORPORATION ("the Company"), a Delaware corporation whose principal place of business is Chicago, Illinois, and GEORGE
D. EBERSOLE, of Palos Heights, Illinois ("Employee").

                                       RECITALS


    WHEREAS, the Board of Directors of the Company adopted the Quixote Corporation 1993 Long-Term Stock Ownership Incentive Plan (the "Long-Term Plan") by amending and restating the Quixote Corporation 1991 Incentive Stock Option Plan, which is subject to approval by the stockholders of the Company, and;

    WHEREAS, the Long-Term Plan authorizes the Audit/Compensation Committee of the Board of Directors (the "Committee") to select certain employees of the Company or any of its subsidiaries who are key executives and who have completed ten years of continuous service for the Company or its subsidiaries to receive Retirement Awards; and

    WHEREAS, the Long-Term Plan provides that Retirement Awards may be in the form of Retirement Stock Awards and Retirement Cash Awards as those terms are defined in the Long-Term Plan; and

    WHEREAS, the Committee has selected the Employee as a grantee of a Retirement Award subject to the terms and conditions set forth in this Agreement; and

    WHEREAS, the Long-Term Plan requires that any Retirement Awards be documented by a written agreement with such terms and conditions as the Committee may determine.

                                      AGREEMENTS


    NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, the parties agree as follows:

1.  GRANT OF RETIREMENT AWARD

    (a) Subject to the other terms and conditions of this Agreement and the Long-Term Plan, the Company hereby grants to Employee an aggregate Retirement Stock Award of 37,037 shares of the Company common stock, $.01 2/3 par value (the "Stock"), to be issued and delivered to Employee as fully paid and non-assessable Stock on the following Issuance Dates in the following amounts:

                                   Number of
              Issuance Date          Shares

              June 30, 1993       5,291 shares
              June 30, 1994       5,291 shares
              June 30, 1995       5,291 shares
              June 30, 1996       5,291 shares
              June 30, 1997       5,291 shares
              June 30, 1998       5,291 shares
              June 30, 1999       5,291 shares

    (b)  The Company shall issue and deliver the shares set forth in paragraph
(a) above to the Employee on each Issuance Date only if on such date the Employee is employed by the Company or its subsidiaries and the term of this Agreement has not been terminated pursuant to Section 8(b). Notwithstanding the immediately preceding sentence, the Company shall issue and deliver the shares set forth above on an Issuance Date to the Employee even if the Employee is not employed by the Company or its subsidiaries on such Issuance Date solely because the Employee s employment was terminated during the fiscal year ending on that Issuance Date by reason of the Employee's death, disability or other involuntary termination of employment (excluding termination for cause). The Company will deliver to the Employee a Certificate with respect to that number of shares issued and delivered as of the Issuance Date.

2.  GRANT OF RETIREMENT CASH AWARD

    (a) Subject to the other terms and conditions of this Agreement and the Long-Term Plan, the Company hereby grants to the Employee a Retirement Cash Award for the sole purpose of paying federal and state income taxes arising from the issuance and delivery of Retirement Awards to the Employee pursuant to this Agreement, calculated as follows:

         (i) As of each Issuance Date, the Employee will receive a Retirement Cash Award equal to the product of (x) the Current Market Price of the Retirement Stock Award issued and delivered on that Issuance Date and (y) the percentage which is equal to 1 less the maximum marginal federal and state income tax rate then in effect (the "Retirement Cash Award Formula").

         (ii) The Retirement Cash Award calculated for the Employee as of the initial Issuance Date of June 30, 1993 pursuant to the Retirement Cash Award Formula is as set forth on Schedule 1.

    A Retirement Cash Award shall only be paid in connection with the issuance and delivery of Retirement Stock under this Agreement. The Retirement Cash Award Formula may be changed by the Committee in its discretion.

    (b) A Retirement Cash Award shall not be paid directly to the Employee, but shall be paid to the appropriate federal and state tax officials by the Company on behalf of Employee. The Company will give the Employee written evidence of such payment.

    (c) For purposes of this Agreement, the parties agree that, given both the level of activity in the public trading of the Company's Stock and the price volatility of the Stock, the fair market value of the Stock shall mean the Current Market Price. The term "Current Market Price of the Stock means the average of the daily closing prices for the thirty consecutive business days commencing no more than forty five business days before the day in question.
The closing price for each day shall be the last reported sale price determined in the regular way or, in case no such reported sales takes place on such day, the average of the last reported bid and asked prices determined the regular way, in either case in the principal national securities exchange in which the Stock is admitted to trading a listed, or if not listed or admitted to trading on any national securities exchange, the average of the closing bid and asked prices as reported by NASDAQ or other similar organization if NASDAQ is no longer reporting such information, or if not so available, the fair market price is determined by the Board.

3.  RESTRICTIONS ON THE RIGHT TO SELL OR TRANSFER RETIREMENT STOCK

    (a) As a condition of this Award, the Employee agrees that he will not sell, transfer, pledge, hypothecate, or otherwise transfer any Retirement Stock he receives pursuant to this Agreement during the period he is employed by the Company or its subsidiaries; provided, however, following the earlier of (i) the termination of the employment of the Employee with the Company or its subsidiaries, or (ii) the Employee's attaining age 65 (whether or not the Employee actually retires from employment), these restrictions shall terminate. The Employee agrees that the Company shall instruct its transfer agent to place a legend on each share certificate representing the

Retirement Stock with respect to such restrictions in substantially the following form, and the Company shall cause such certificates to be issued without a legend when the applicable restrictions have terminated as provided herein:

         The sale, transfer, pledge, hypothecation or other transfer of the shares represented by this Certificate are subject to the terms and conditions of a Retirement Award Agreement dated as of June 30,
         1993 by and between Quixote Corporation and George D. Ebersole. The Retirement Award
         Agreement provides that the restrictions shall automatically expire upon the earlier of (i) the termination of Mr. Ebersole's employment by Quixote Corporation or its subsidiaries, or (ii) Mr. Ebersole's attaining 65 years of age.

    (b) Notwithstanding anything in this Section 3 to the contrary, the Employee agrees that he will not sell, transfer, pledge, hypothecate, or otherwise transfer any Retirement Stock he receives pursuant to this Agreement, during the period prior to, and during the six-month period following, the meeting of the stockholders of the Company at which the Long-Term Plan is approved by stockholders.

    (c) Unless on an Issuance Date, there is in the opinion of Company's counsel a valid and effective registration statement under the Securities Act of 1933, as amended, and an appropriate qualification and registration under applicable state securities law with respect to the Retirement Stock to be issued and delivered, the Employee agrees, prior to the issuance and delivery of the Retirement Stock, to provide the Company a representation that he is acquiring the Stock for his own account for investment and not with a view to, or for sale in connection with, the resale or distribution of any such Stock and shall provide such other representations and covenants to the Company as may, in the opinion of its counsel, be required. In the event that any Retirement Stock issued is not so registered, then the Employee agrees that the certificates representing the Retirement Stock shall bear a restrictive legend, and that stop transfer instructions shall be issued to Company's transfer agents until such time as the Retirement Stock is registered.

    (d) If at any time the Committee determines, in its discretion, that the listing, registration or qualification of the Retirement Stock upon any securities exchange or under any state or federal law, or that the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the granting of the Award or in connection with the issuance of Retirement Stock thereunder, the Award may not be granted in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.

4.  STOCKHOLDER RIGHTS AND ADJUSTMENTS TO STOCK

    (a) The Employee shall not by reason of any Retirement Stock Award or by reason of this Agreement have any right as a stockholder of the Company with respect to the shares of Stock to which the Company has agreed to issue and deliver to the Employee in the future until such time as the Retirement Stock has been actually issued and delivered to the Employee. Except as provided in the Long-Term Plan, no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to an Issuance Date for such Retirement Stock, and all adjustments to the Retirement Stock by reason of a stock dividend, merger, consolidation or otherwise shall be made in accordance with the terms of the Long-Term Plan.

    (b) This Agreement shall not affect in any way the right or power of the Company to make adjustments, reclassification, reorganizations or changes of its capital or business structure or to merge, consolidate, dissolve, liquidate, sell or transfer all or any part of its business or assets.

5.  NO EMPLOYMENT RIGHTS

    Neither the establishment of the Long-Term Plan nor the granting of this Award nor the execution of this Agreement shall be construed to give the Employee the right to remain employed by the Company or any of its subsidiaries, or to any benefits not specifically provided by the Long-Term Plan or by this Agreement, or in any manner modify the right of the Company or any of its subsidiaries to modify, amend or terminate any of its employee benefit plans or other arrangements available to Employee. The Company and or any of its subsidiaries may at any time dismiss the Employee from employment free from any liability or any claim under the Long-Term Plan.

6.  SUCCESSORS AND ASSIGNS

    The Award shall be binding in accordance with its terms upon any successors of the Company and upon the heirs, executors, administrators and successors of Employee.

7.  GOVERNING LAW

    This Agreement and the Retirement Award shall be governed by and construed in accordance with the laws of the State of Illinois relating to contracts made and to be performed in that state.

8.  TERMINATION

    (a)  This Agreement shall terminate upon the earlier of (i) July 1, 1998 or
(ii) the date of termination of the Employee's employment with the Company or subsidiaries, unless extended pursuant to section 8(b) below.

    (b) Unless on or before March 1 of each year commencing March 1, 1994, the Company notifies the Employee in writing that the Company does not intend to extend the term of this Agreement, the term of this Agreement shall automatically be extended for an additional period of one year; provided, however, under no circumstances shall the term of this Agreement extend beyond July 1, 1999.

9.  NOTICES

    All notices, certificates or other communication shall be sufficiently given when given in writing and mailed by first class mail, postage prepaid, with proper address as indicated below. Any of such parties may be written notice given to the other party designate any address or addresses to which notices, certificates or other communications to them shall be sent when required as contemplated by this Agreement. Until otherwise provided by the respective parties, all notices, certificates and communications to each of the parties shall be addressed as follows:

    To the Company:     Quixote Corporation
                        One East Wacker Drive
                        Suite 3000
                        Chicago, Illinois 60601
                        Attn.: President


    With a copy to:     _____________________________
                        _____________________________
                        _____________________________
                        _____________________________


    To the Employee:    George D. Ebersole
                        7831 Foresthill Lane
                        Palos Heights, IL  60463

10. PRE-REQUISITE STOCKHOLDER APPROVAL

    The Company and the Employee agree that, notwithstanding any of the provisions herein, this Agreement shall become null and void in the event the stockholders of the Company fail to approve the adoption of the Long-Term Plan. If the stockholders fail to approve the Long-Term Plan, neither the Company nor the Employee shall have any rights under this Agreement or under the Long-Term Plan.

    IN WITNESS WHEREOF, the Company and the Employee have executed this Agreement as of the day and year first above written.


                             QUIXOTE CORPORATION

                             By: /s/ James H. DeVries
                                Its: Executive Vice President




ATTEST:

/s/ Joan R. Riley

                                  /s/ George D. Ebersole
                                  ----------------------
                                  George D. Ebersole

                                      SCHEDULE 1


    The initial Retirement Cash Award payable as of June 30, 1993, is $54,975, calculated as follows:

    A x B x C = $54,975, where:

    A = Number of Shares Issued

    B = Current Market Value on June 30, 1993

    C = 100% - 42.6% which is the percentage equal to sum of maximum marginal federal and state income tax rates.

                          AMENDED RETIREMENT AWARD AGREEMENT


    This Amended Retirement Award Agreement ("Amendment Agreement") is entered into as of this 23rd day of August, 1996 between QUIXOTE CORPORATION (the "Company"), a Delaware corporation whose place of business is in Chicago, Illinois, and PHILIP E. ROLLHAUS, JR. of Chicago, Illinois ("Employee").

                                      RECITALS:

    WHEREAS, the Company and the Employee are parties to a Retirement Award Agreement entered into as of June 30, 1993 ("Agreement"), which provides for certain retirement awards, including a retirement cash award (as those terms are defined) in the Quixote Corporation 1993 Long-Term Stock Ownership Incentive Plan (the "Long-Term Plan");

    WHEREAS, the formula for determining the retirement cash award provided in
Section 2 of the Agreement is inconsistent with the Long-Term Plan and its purposes;

    WHEREAS, the parties agree that the Agreement should be amended to reflect accurately the formula for determining the retirement cash award.

    NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, the parties agree as follows:

    1. Section 2 of the Agreement should be amended as of June 30, 1993 to read as follows:

              (a) Subject to the other terms and conditions of this Agreement and the Long-Term Plan, the Company hereby grants to the Employee a Retirement Cash Award for the sole purpose of paying federal and state income taxes arising from the issuance and delivery of Retirement Awards to the Employee pursuant to this Agreement, calculated as follows: As of each Issuance Date, the Employee will receive a Retirement Cash Award equal to the quotient of (x) the Current Market Price of the Retirement Stock Award issued and delivered on that Issuance Date divided by (y) the percentage which is equal to 1 minus the maximum marginal federal and state income tax rate, less the Current Market Price of the Retirement Stock Award (the "Retirement Cash Award Formula").

              A Retirement Cash Award shall only be paid in connection with the issuance and delivery of Retirement Stock under this

         Agreement. The Retirement Cash Award Formula may be changed by the Committee in its discretion.

              (b) A Retirement Cash Award shall not be paid directly to the Employee, but shall be paid to the appropriate federal and state tax officials by the Company on behalf of Employee. The Company will give the Employee written evidence of such payment.

              (c) For purposes of this Agreement, the parties agree that, given both the level of activity in the public trading of the Company's Stock and the price volatility of the Stock, the fair market value of the Stock shall mean the Current Market Price. The term "Current Market Price" of the Stock means the average of the daily closing prices for the thirty consecutive business days commencing no more than forty five business days before the day in question. The closing price for each day shall be the last reported sale price determined in the regular way or, in case no such reported sales takes place on such day, the average of the last reported bid and asked prices determined the regular way, in either case in the principal national securities exchange in which the Stock is admitted to trading a listed, or if not listed or admitted to trading on any national securities exchange, the average of the closing bid and asked prices as reported by NASDAQ or other similar organization if NASDAQ is no longer reporting such information, or if not so available, the fair market price is determined by the Board.

    2. Except as provided in Section 1, above, there shall be no other changes to the Agreement.

    IN WITNESS WHEREOF, the Company and Employee have executed this Amendment Agreement as of the day and year first above written.

QUIXOTE CORPORATION                         PHILIP E. ROLLHAUS, JR.

By:  /s/ Philip E. Rollhaus Jr.             /s/ Philip E. Rollhaus Jr.
    ---------------------------             ---------------------------
Its: Chairman and Chief Executive Officer
    ----------------------------

ATTEST:

/s/ Joan R. Riley
---------------------------------

                          AMENDED RETIREMENT AWARD AGREEMENT


    This Amended Retirement Award Agreement ("Amendment Agreement") is entered into as of this 23rd day of August, 1996 between QUIXOTE CORPORATION (the "Company"), a Delaware corporation whose place of business is in Chicago, Illinois, and JAMES H. DEVRIES of Winnetka, Illinois ("Employee").

                                      RECITALS:

    WHEREAS, the Company and the Employee are parties to a Retirement Award Agreement entered into as of June 30, 1993 ("Agreement"), which provides for certain retirement awards, including a retirement cash award (as those terms are defined) in the Quixote Corporation 1993 Long-Term Stock Ownership Incentive Plan (the " Long-Term Plan");

    WHEREAS, the formula for determining the retirement cash award provided in
Section 2 of the Agreement is inconsistent with the Long-Term Plan and its purposes;

    WHEREAS, the parties agree that the Agreement should be amended to reflect accurately the formula for determining the retirement cash award.

    NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, the parties agree as follows:

    1. Section 2 of the Agreement should be amended effective as of June 30, 1993 to read as follows:

              (a) Subject to the other terms and conditions of this Agreement and the Long-Term Plan, the Company hereby grants to the Employee a Retirement Cash Award for the sole purpose of paying federal and state income taxes arising from the issuance and delivery of Retirement Awards to the Employee pursuant to this Agreement, calculated as follows: As of each Issuance Date, the Employee will receive a Retirement Cash Award equal to the quotient of (x) the Current Market Price of the Retirement Stock Award issued and delivered on that Issuance Date divided by (y) the percentage which is equal to 1 minus the maximum marginal federal and state income tax rate, less the Current Market Price of the Retirement Stock Award (the "Retirement Cash Award Formula").

              A Retirement Cash Award shall only be paid in connection with the issuance and delivery of Retirement Stock under this

         Agreement. The Retirement Cash Award Formula may be changed by the Committee in its discretion.

              (b) A Retirement Cash Award shall not be paid directly to the Employee, but shall be paid to the appropriate federal and state tax officials by the Company on behalf of Employee. The Company will give the Employee written evidence of such payment.

         (c) For purposes of this Agreement, the parties agree that, given both the level of activity in the public trading of the Company's Stock and the price volatility of the Stock, the fair market value of the Stock shall mean the Current Market Price. The term "Current Market Price" of the Stock means the average of the daily closing prices for the thirty consecutive business days commencing no more than forty five business days before the day in question. The closing price for each day shall be the last reported sale price determined in the regular way or, in case no such reported sales takes place on such day, the average of the last reported bid and asked prices determined the regular way, in either case in the principal national securities exchange in which the Stock is admitted to trading a listed, or if not listed or admitted to trading on any national securities exchange, the average of the closing bid and asked prices as reported by NASDAQ or other similar organization if NASDAQ is no longer reporting such information, or if not so available, the fair market price is determined by the Board.

    2. Except as provided in Section 1, above, there shall be no other changes to the Agreement.

    IN WITNESS WHEREOF, the Company and Employee have executed this Amendment Agreement as of the day and year first above written.

QUIXOTE CORPORATION                    JAMES H. DeVRIES


By:  /s/ Philip E. Rollhaus Jr.        /s/ James H. DeVries
     -----------------------------     ---------------------------
Its: Chairman and Chief Executive Officer
     -----------------------------

ATTEST:

/s/ Joan R. Riley
-------------------------

                          AMENDED RETIREMENT AWARD AGREEMENT


    This Amended Retirement Award Agreement ("Amendment Agreement") is entered into as of this 23rd day of August, 1996 between QUIXOTE CORPORATION (the "Company"), a Delaware corporation whose place of business is in Chicago, Illinois, and MYRON R. SHAIN of Palos Hills, Illinois ("Employee").

                                      RECITALS:

    WHEREAS, the Company and the Employee are parties to a Retirement Award Agreement entered into as of June 30, 1993 ("Agreement"), which provides for certain retirement awards, including a retirement cash award (as those terms are defined) in the Quixote Corporation 1993 Long-Term Stock Ownership Incentive Plan (the "Long-Term Plan");

    WHEREAS, the formula for determining the retirement cash award provided in
Section 2 of the Agreement is inconsistent with the Long-Term Plan and its purposes;

    WHEREAS, the parties agree that the Agreement should be amended to reflect accurately the formula for determining the retirement cash award.

    NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, the parties agree as follows:

    1. Section 2 of the Agreement should be amended effective as of June 30, 1993 to read as follows:

              (a) Subject to the other terms and conditions of this Agreement and the Long-Term Plan, the Company hereby grants to the Employee a Retirement Cash Award for the sole purpose of paying federal and state income taxes arising from the issuance and delivery of Retirement Awards to the Employee pursuant to this Agreement, calculated as follows: As of each Issuance Date, the Employee will receive a Retirement Cash Award equal to the quotient of (x) the Current Market Price of the Retirement Stock Award issued and delivered on that Issuance Date divided by (y) the percentage which is equal to 1 minus the maximum marginal federal and state income tax rate, less the Current Market Price of the Retirement Stock Award (the "Retirement Cash Award Formula").

              A Retirement Cash Award shall only be paid in connection with the issuance and delivery of Retirement Stock under this

         Agreement. The Retirement Cash Award Formula may be changed by the Committee in its discretion.

              (b) A Retirement Cash Award shall not be paid directly to the Employee, but shall be paid to the appropriate federal and state tax officials by the Company on behalf of Employee. The Company will give the Employee written evidence of such payment.

         (c) For purposes of this Agreement, the parties agree that, given both the level of activity in the public trading of the Company's Stock and the price volatility of the Stock, the fair market value of the Stock shall mean the Current Market Price. The term "Current Market Price" of the Stock means the average of the daily closing prices for the thirty consecutive business days commencing no more than forty five business days before the day in question. The closing price for each day shall be the last reported sale price determined in the regular way or, in case no such reported sales takes place on such day, the average of the last reported bid and asked prices determined the regular way, in either case in the principal national securities exchange in which the Stock is admitted to trading a listed, or if not listed or admitted to trading on any national securities exchange, the average of the closing bid and asked prices as reported by NASDAQ or other similar organization if NASDAQ is no longer reporting such information, or if not so available, the fair market price is determined by the Board.

    2. Except as provided in Section 1, above, there shall be no other changes to the Agreement.

    IN WITNESS WHEREOF, the Company and Employee have executed this Amendment Agreement as of the day and year first above written.

QUIXOTE CORPORATION                    MYRON R. SHAIN


By:  /s/ Philip E. Rollhaus Jr.        /s/ Myron R. Shain
     ---------------------------       ---------------------------
Its: Chairman and Chief Executive Officer
     ---------------------------

ATTEST:

/s/ Joan R. Riley
-------------------------

                          AMENDED RETIREMENT AWARD AGREEMENT


    This Amended Retirement Award Agreement ("Amendment Agreement") is entered into as of this 23rd day of August, 1996 between QUIXOTE CORPORATION (the "Company"), a Delaware corporation whose place of business is in Chicago, Illinois, and GEORGE D. EBERSOLE of Palos Heights, Illinois ("Employee").

                                      RECITALS:

    WHEREAS, the Company and the Employee are parties to a Retirement Award Agreement entered into as of June 30, 1993 ("Agreement"), which provides for certain retirement awards, including a retirement cash award (as those terms are defined) in the Quixote Corporation 1993 Long-Term Stock Ownership Incentive Plan (the "Long-Term Plan");

    WHEREAS, the formula for determining the retirement cash award provided in
Section 2 of the Agreement is inconsistent with the Long-Term Plan and its purposes;

    WHEREAS, the parties agree that the Agreement should be amended to reflect accurately the formula for determining the retirement cash award.

    NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, the parties agree as follows:

    1. Section 2 of the Agreement should be amended effective as of June 30, 1993 to read as follows:

              (a) Subject to the other terms and conditions of this Agreement and the Long-Term Plan, the Company hereby grants to the Employee a Retirement Cash Award for the sole purpose of paying federal and state income taxes arising from the issuance and delivery of Retirement Awards to the Employee pursuant to this Agreement, calculated as follows: As of each Issuance Date, the Employee will receive a Retirement Cash Award equal to the quotient of (x) the Current Market Price of the Retirement Stock Award issued and delivered on that Issuance Date divided by (y) the percentage which is equal to 1 minus the maximum marginal federal and state income tax rate, less the Current Market Price of the Retirement Stock Award (the "Retirement Cash Award Formula").

              A Retirement Cash Award shall only be paid in connection with the issuance and delivery of Retirement Stock under this

         Agreement. The Retirement Cash Award Formula may be changed by the Committee in its discretion.

              (b) A Retirement Cash Award shall not be paid directly to the Employee, but shall be paid to the appropriate federal and state tax officials by the Company on behalf of Employee. The Company will give the Employee written evidence of such payment.

              (c) For purposes of this Agreement, the parties agree that, given both the level of activity in the public trading of the Company's Stock and the price volatility of the Stock, the fair market value of the Stock shall mean the Current Market Price. The term "Current Market Price" of the Stock means the average of the daily closing prices for the thirty consecutive business days commencing no more than forty five business days before the day in question. The closing price for each day shall be the last reported sale price determined in the regular way or, in case no such reported sales takes place on such day, the average of the last reported bid and asked prices determined the regular way, in either case in the principal national securities exchange in which the Stock is admitted to trading a listed, or if not listed or admitted to trading on any national securities exchange, the average of the closing bid and asked prices as reported by NASDAQ or other similar organization if NASDAQ is no longer reporting such information, or if not so available, the fair market price is determined by the Board.

    2. Except as provided in Section 1, above, there shall be no other changes to the Agreement.

    IN WITNESS WHEREOF, the Company and Employee have executed this Amendment Agreement as of the day and year first above written.

QUIXOTE CORPORATION                    GEORGE D. EBERSOLE


By:  /s/ Philip E. Rollhaus Jr.        /s/ George D. Ebersole
     -----------------------------          ---------------------------
Its: Chairman and Chief Executive Officer
     -----------------------------

ATTEST:

/s/ Joan R. Riley
-------------------------